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                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         Each of the undersigned whose signature appears below hereby constitutes and appoints Bradley O. Smith, David W. Hockenbrocht and Richard L. Langley and each of them acting alone, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, under the Securities Act of 1933.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 21, 2001.



                                    Title


/s/ Bradley O. Smith                Chairman of the Board of Directors
---------------------------------
Bradley O. Smith


/s/ David W. Hockenbrocht           Director, President and Chief Executive
---------------------------------   Officer
David W. Hockenbrocht               (Principal Executive Officer)



/s/ Richard L. Langley              Director, Chief Financial Officer, Vice
---------------------------------   President and Treasurer
Richard L. Langley                  (Principal Financial Officer and Principal
                                    Accounting Officer)


/s/ James N. DeBoer                 Director
---------------------------------
James N. DeBoer


/s/ James D. Fast                   Director
---------------------------------
James D. Fast


/signature not obtained/            Director
---------------------------------
Robert J. Kirk


/s/ David P. Molfenter              Director
---------------------------------
David P. Molfenter


/s/ William T. Noecker              Director
---------------------------------
William T. Noecker


/s/ W. Peter Slusser                Director
---------------------------------
W. Peter Slusser